Exhibit 99
Orrstown Financial Services, Inc., Announces Retirement of Thomas R. Brugger;
Names Neelesh Kalani Executive Vice President and Chief Financial Officer

SHIPPENSBURG, PA, March 31, 2021— Orrstown Financial Services, Inc. (the “Company”) (NASDAQ: ORRF), the parent company of Orrstown Bank (the “Bank”), announced today that Thomas R. Brugger, Executive Vice President, Chief Financial Officer is retiring effective April 27, 2021.
Neelesh Kalani, CPA, who joined the Company in February 2020 and has been serving as Senior Vice President, Chief Accounting Officer since March 2020, will be promoted to Executive Vice President and Chief Financial Officer effective April 28, 2021. In his new role, Mr. Kalani will be responsible for the Company’s financial plans, policies, and financial compliance.
Mr. Kalani is a graduate of Drexel University, with a BS in Accounting and Finance and has over 20 years of banking and financial services experience. Prior to joining the Bank in 2020, Mr. Kalani spent over seven years as the Chief Accounting Officer of Sun Bancorp, Inc. and served in previous comparable roles at Harleysville National Corporation and Willow Financial Bancorp, Inc. Previously, he worked seven years in the financial services audit group at KPMG, LLP with progressively increasing levels of responsibility.
Thomas R. Quinn, Jr., President & CEO, commented, “We are pleased to announce the promotion of Neil Kalani to Chief Financial Officer. Neil’s prior experience, combined with outstanding work here, has shown him to be a strong executive with a deep knowledge of all financial matters. I would also like to wish Tom Brugger all the best as he begins a new chapter as a retiree. Tom and Neil have helped advance the organization and their collective experience at Orrstown and previous banking institutions will ensure a seamless transition.”

Contact:	Contact:
Thomas R. Quinn, Jr.	Matthew Schultheis
President & CEO	SVP/Investor Relations
tquinn@orrstown.com	mschultheis@orrstown.com
717-530-2602	717-510-7127

About the Company

With $2.8 billion in assets, Orrstown Financial Services, Inc. and its wholly-owned subsidiary, Orrstown Bank, provide a wide range of consumer and business financial services in Berks, Cumberland, Dauphin, Franklin, Lancaster, Perry, and York Counties, Pennsylvania and Anne Arundel, Baltimore, Howard, and Washington Counties, Maryland, as well as Baltimore City, Maryland. Orrstown Bank is an Equal Housing Lender and its deposits are insured up to the legal maximum by the FDIC. Orrstown Financial Services, Inc.’s common stock is traded on Nasdaq (ORRF). For more information about Orrstown Financial Services, Inc. and Orrstown Bank, visit www.orrstown.com.

Cautionary Note Regarding Forward-looking Statements:
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company's industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. If one or more events related to these or other risks or uncertainties materialize, or if the Company's underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for the Company to predict those events or how they may affect it. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue.

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